Benefit Plans	12 Months Ended
Dec. 31, 2020
Compensation And Retirement Disclosure [Abstract]
Benefit Plans

NOTE 16. BENEFIT PLANS

On March 29, 2019, the Company terminated it’s previously sponsored a 401(k) plan, which provided retirement benefits to eligible employees. All employees were eligible once they reached age 21 years and completed one year of eligible service. The Company’s plan allowed eligible employees to contribute up to 20% of their eligible compensation, subject to applicable annual Internal Revenue Code of 1986, as amended, limits. The Company provided 20% matching on employee contributions, up to 5% of the employee’s contribution. Total matching contributions during the year ended December 31, 2019 was approximately $1 thousand.